SUBJECT TO FEDERAL RULE OF EVIDENCE 408

FOR SETTLEMENT PURPOSES ONLY

CALPINE

U.S. DEBTORS

ULC1 NOTEHOLDERS

PRELIMINARY SETTLEMENT OUTLINE DATED AS OF APRIL 13, 2007,

REGARDING CLAIMS HELD BY MEMBERS OF

AD HOC ULC1 NOTEHOLDERS COMMITTEE

THE TERMS SET FORTH HEREIN ARE NON-BINDING AND DO NOT CREATE LEGALLY BINDING OBLIGATIONS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS SET FORTH BELOW. THE TRANSACTIONS CONTEMPLATED BY THIS PRELIMINARY SETTLEMENT OUTLINE ARE SUBJECT TO NEGOTIATION AND EXECUTION OF A SATISFACTORY DEFINITIVE DOCUMENTATION, AS WELL AS THE APPROVAL OF THE U.S. BANKRUPTCY COURT AND THE CANADIAN COURT.

This Preliminary Settlement Outline has been produced for discussion and settlement purposes only. It is subject to the parties’ agreement that it shall not be used as evidence in any litigation, contested matter, adversary proceeding or other court proceeding, and is subject to the provisions of Rule 408 of the Federal Rules of Evidence and other similar applicable rules under federal and state law.

This Preliminary Settlement Outline is not an offer with respect to any chapter 11 plan, nor is it an offer to exchange, tender or engage in a similar transaction with respect to securities of Calpine Corporation, nor is it a solicitation of acceptance or rejection of any chapter 11 plan.

I.	Parties:
•	This document sets forth an outline of the terms of a settlement (the “Settlement”) among the following parties (collectively, the “Parties”):

(1)       Calpine Corporation (“CORPX”) and its affiliated debtors in possession, including Quintana Canada Holdings, LLC (“QCH”) (CORPX and its affiliated debtors in possession, collectively, the “U.S. Debtors”), in chapter 11 cases (the “U.S. Cases”) commenced on December 20, 2005 (the “Petition Date”) in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”); and

(2)       certain of the holders (the “ULC1 Noteholders”) of senior notes (the “ULC1 Senior Notes”) issued by Calpine Canada Energy Finance ULC (“ULC1”), an applicant for relief in proceedings (the “Canadian Cases”) commenced on the Petition Date under the Companies’ Creditors Arrangement Act (“CCAA”) in the Court of Queen’s Bench, Judicial District of Calgary, Alberta, Canada (the “Canadian Court”), which ULC1 Noteholders are members of an ad hoc committee (the “Ad Hoc ULC1 Noteholders Committee”) of holders of ULC1 Senior Notes.

•	The Parties will endeavor to obtain the consent to and support of this Settlement from:
(a)	HSBC Bank USA, National Association, as successor indenture trustee (together

SUBJECT TO FEDERAL RULE OF EVIDENCE 408

FOR SETTLEMENT PURPOSES ONLY

with any successor indenture trustee under the Indenture [as defined herein], “HSBC”) under the Indenture (the “Original Indenture”) dated as of April 25, 2001 between ULC1 and Wilmington Trust Company, as indenture trustee (“WTC”), as amended pursuant to the Amended and Restated Indenture dated as of October 16, 2001 (the Original Indenture, as amended, the “Indenture”) between ULC1 and WTC; and

(b)      The applicants (collectively, the “Applicants”) that commenced the Canadian Cases, together with Calpine Energy Services Canada Partnership (“CESCA”), Calpine Canada Natural Gas Partnership (“CCNG”) and Calpine Canadian Saltend Limited Partnership (“Saltend LP”) (CESCA, CCNG, Saltend LP and the Applicants, collectively, the “Canadian Debtors”).

II.	Subject of the Settlement:
•	The Settlement concerns, among other things,

(a)       the claim (the “Indenture Trustee Notes Guarantee Claim”) of HSBC against CORPX, as set forth in proof of claim no. 5742 (the “Indenture Trustee Notes Guarantee Proof of Claim”) filed in the U.S. Cases, in the amount of $2,124,356,213.11 (the “Filed Amount”), as of the Petition Date, arising under the Guarantee Agreement dated as of April 25, 2001 executed by CORPX, as amended by the First Amendment to Guarantee Agreement (the “CORPX Notes Guarantee”), dated as of October 16, 2001, executed by CORPX;1

(b)      the claim (the “CCEL Subscription Agreement Guarantee Claim”) of CCEL against CORPX arising under the Guarantee (the “CORPX Subscription Agreement Guarantee”) dated as of March 8, 2002, executed by CORPX in favor of CCEL;

(c)       the claim (the “ULC1 Common “B” Share Purchase Agreement Claim”) of ULC1 against QCH arising under three Common “B” Share Purchase Agreements executed by ULC1 and QCH;

(d)      the claim (the “ULC1 Common “B” Share Purchase Agreement Guarantee Claim”) of ULC1 against CORPX arising under the Guarantee dated as of March 8, 2002, executed by CORPX in favor of ULC1;

(e)       the claim (the “Indenture Trustee Notes Claim”) of HSBC, on behalf of itself and the ULC1 Noteholders, against ULC1 arising under the Indenture;

(f)       HSBC’s marker claims (the “HSBC Canadian Marker Claims”) against each of the Canadian Debtors; and

(g)      HSBC’s marker claims (the “HSBC U.S. Marker Claims”) against each of the U.S. Debtors.

III.	Background Concerning ULC1 Security Interest in the CCEL Subscription

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1  Certain of the ULC1 Senior Notes are alleged to be held by CORPX and its subsidiaries.

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FOR SETTLEMENT PURPOSES ONLY

Agreement Guarantee Claim and the CCEL Subscription Agreement Claim:

•

The ULC1 Noteholders contend that the rights, interests and benefits of CCEL under the CORPX Subscription Agreement Guarantee, including, without limitation, the CCEL Subscription Agreement Guarantee Claim, and the proceeds thereof, are subject to a valid, duly perfected, first-priority security interest (the “ULC1 Security Interest”) granted by CCEL to ULC1 pursuant to three Term Debentures issued by CCEL to ULC1, each as amended by a separate Amending Agreement dated as of March 8, 2002 (collectively, the “Term Debentures”).

•

The CORPX Subscription Agreement Guarantee relates to the obligations of QCH under three Subscription Agreements executed by CCEL and QCH, each as amended by a separate Amending Agreement dated as of March 8, 2002 (collectively, the “Subscription Agreements”).

•

The ULC1 Noteholders contend that CCEL’s claim (the “CCEL Subscription Agreement Claim”) against QCH under the Subscription Agreements, and the proceeds thereof, are subject to the ULC1 Security Interest.

IV.	The Settlement:
A.	Allowed Claim
•

HSBC, on behalf of the ULC1 Noteholders, shall be afforded one allowed general, unsecured claim against CORPX’s estate based upon the ULC1 Senior Notes that shall comprise (i) the amount of US$3,505,187,751.63 (the “Indenture Trustee Notes Guarantee Allowed Claim”), which amount is equal to the product of 1.65 times the Filed Amount (US$2,124,356,213.11) of the Indenture Trustee Notes Guarantee Claim, as of the Petition Date, set forth in the Indenture Trustee Notes Guarantee Proof of Claim, (ii) accrued and unpaid postpetition interest on the Filed Amount at the contract rate through the date on which the Indenture Trustee Notes Guarantee Allowed Claim is satisfied in full (including interest compounded semi-annually) (“Postpetition Interest”) to the extent provided in Section IV.B hereof, (iii) the reasonable fees, costs and expenses of the Ad Hoc ULC1 Noteholders Committee, including, without limitation, the fees, costs and expenses of its U.S. and Canadian counsel and its financial adviser, incurred, and to be incurred, by the Ad Hoc ULC1 Noteholders Committee in connection with the U.S. Cases and the Canadian Cases (all such fees, costs and expenses, collectively, the “Ad Hoc Committee Fees”) in an amount not to exceed US$8 million; and (iv) the reasonable fees, costs and expenses of HSBC, including, without limitation, the fees, costs and expenses of its U.S. and Canadian counsel, incurred, and to be incurred, by HSBC in connection with the U.S. Cases and the Canadian Cases (all such fees, costs and expenses, collectively, the “HSBC Fees”); provided, however, that the allowance of the Indenture Trustee Notes Guarantee Allowed Claim is without prejudice and subject to the U.S. Debtors’ partial objection to the Indenture Trustee Notes Guarantee Proof of Claim filed in the U.S. Cases [Docket No. 3667].

SUBJECT TO FEDERAL RULE OF EVIDENCE 408

FOR SETTLEMENT PURPOSES ONLY

B.	Treatment and Classification of Indenture Trustee Notes Guarantee Claim under Chapter 11 Plan
•

CORPX and the ULC1 Noteholders agree that the Indenture Trustee Notes Guarantee Claim (and the Indenture Trustee Notes Guarantee Allowed Claim, as a multiple of the Filed Amount of the Indenture Trustee Notes Guarantee Claim) are substantially similar to the claims held by other holders of unsecured, funded indebtedness of CORPX that has the benefit of subordination provisions (collectively, as more specifically identified in the accompanying footnote, the “Calpine Senior Notes”).[2] Accordingly, any chapter 11 plan of reorganization (a “Plan”) to be filed, confirmed and consummated by CORPX and/or the U.S. Debtors in the U.S. Cases shall afford to the Indenture Trustee Notes Guarantee Allowed Claim the same treatment (the “Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment”) as shall be afforded to the claims filed against CORPX that arise from the Calpine Senior Notes; provided, however, that the distribution to be made by CORPX in respect of the Indenture Trustee Notes Guarantee Allowed Claim pursuant to such Plan shall not exceed an amount (the “Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount”) equal to the sum of (i) the Filed Amount, plus (ii) the Postpetition Interest, plus (iii) the Ad Hoc Committee Fees, plus (iv) the HSBC Fees. The Plan shall provide that the Ad Hoc Committee Fees and the HSBC Fees shall be paid in full from the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount, on the effective date of the Plan, in the same currency as is distributed in respect of the Indenture Trustee Notes Guarantee Allowed Claim, unless CORPX, in consultation with its official unsecured creditors committee, has determined to pay the Ad Hoc Committee Fees and the HSBC Fees in full, in cash, on the effective date of the Plan as a “substantial contribution” administrative expense under section 503(b) of the Bankruptcy Code. Notwithstanding anything herein to the contrary, for all purposes under a Plan other than distributions (e.g., voting), the amount of the Indenture Trustee Notes Guarantee Allowed Claim shall be deemed to be the Filed Amount.

•

CORPX, in its discretion, may classify the Indenture Trustee Notes Guarantee Allowed Claim under a Plan (i) separately in its own class; (ii) in a class that includes other claims arising from senior, unsecured, funded indebtedness of CORPX; or (iii) otherwise, consistent with the Bankruptcy Code, the Bankruptcy Rules and other applicable law; provided, however, that, in either case, subject to the provisions of the first bullet point of this Section IV.B, the Plan shall provide that the Indenture Trustee Notes Guarantee Allowed Claim shall receive the Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment.

C.	Provisions Concerning Entitlement to Postpetition Interest, Application of Distributions, etc.
•	In consideration of the benefits that the U.S. Debtors will realize under the Settlement, CORPX, on behalf of itself and its affiliated U.S. Debtors, acknowledges that each of

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2  The Calpine Senior Notes comprise the 10.5% Senior Notes due 2006, the 7.625% Senior Notes due 2006, the 8.75% Senior Notes due 2007, the 7.875% Senior Notes due 2008, and the 7.75% Senior Notes due 2009.

SUBJECT TO FEDERAL RULE OF EVIDENCE 408

FOR SETTLEMENT PURPOSES ONLY

the components of the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount (i.e., the Filed Amount, the Postpetition Interest, the Ad Hoc Committee Fees and the HSBC Fees) are appropriate and reasonable and irrevocably waives the right to object to, contest or challenge the foregoing.

•

In the event that, as a prerequisite to the allowance of the Ad Hoc Committee Fees under the terms of the Settlement, the U.S. Bankruptcy Court requires or requests that the Ad Hoc ULC1 Noteholders Committee file an application with the U.S. Bankruptcy Court seeking an order allowing the Ad Hoc Committee Fees as an administrative expense for “substantial contribution” under section 503(b) of the Bankruptcy Code, CORPX shall support such application filed by the Ad Hoc ULC1 Noteholders Committee and urge the U.S. Bankruptcy Court to grant it and enter such order.

•

CORPX, on behalf of itself and the U.S. Debtors, agrees that any distribution received by HSBC (or a Plan distribution agent), on behalf of HSBC and/or holders of the ULC1 Senior Notes, pursuant to a Plan shall be applied as follows: first, to the HSBC Fees and the Ad Hoc Committee Fees, second, to Postpetition Interest, and third, to the Filed Amount.

D.	Assignment by HSBC to CORPX of Indenture Trustee Notes Claim,

and Disposition of Certain Other Claims and Interests

•	It is anticipated that, upon approval of the Settlement by the U.S. Bankruptcy Court and the Canadian Court,
•	HSBC shall transfer and assign to CORPX the Indenture Trustee Notes Claim;
•

At CORPX’s election, (i) ULC1 shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX, (a) any claims asserted by ULC1 against the U.S. Debtors (including, without limitation, the ULC1 Common “B” Share Purchase Agreement Claim against QCH and the ULC1 Common “B” Share Purchase Agreement Guarantee Claim against CORPX, plus (b) the ULC1 Security Interest in order that CORPX, or such other denominated entity, may realize upon the CCEL Subscription Agreement Claim against QCH and the CCEL Subscription Agreement Guarantee Claim against CORPX; and/or (ii) CCEL (and ULC1, to the extent of any interest therein) shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX, the CCEL Subscription Agreement Claim against QCH, the CCEL Subscription Agreement Guarantee Claim against CORPX, and any other claims asserted by CCEL for the (in)direct benefit of the ULC1 Noteholders (including, without limitation, CCEL’s approximately $2.1 billion claim against CCRC (as described more particularly in Paragraphs 46 and 47 of the Canadian Monitor’s Fifth Report dated March 30, 2006, the “CCEL CCRC Claim”), and any claims asserted by CCEL against the U.S. Debtors); and/or (iii) CCEL

SUBJECT TO FEDERAL RULE OF EVIDENCE 408

FOR SETTLEMENT PURPOSES ONLY

(and ULC1, to the extent of any interest therein) shall withdraw, with prejudice, the CCEL Subscription Agreement Claim against QCH, the CCEL Subscription Agreement Guarantee Claim against CORPX, and any other claims asserted by CCEL for the (in)direct benefit of the ULC1 Noteholders (including, without limitation, the CCEL CCRC Claim and any claims asserted by CCEL against the U.S. Debtors); and/or (iv) HSBC shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity designated by CORPX, the HSBC Canadian Marker Claims.

E.	ULC1 Noteholders and CORPX to Negotiate a Plan
•

Nothing herein shall limit the ability of CORPX to propose a Plan or the right of HSBC and/or the ULC1 Noteholders to oppose such Plan or take any action that they deem appropriate in the U.S. Cases that is not inconsistent with the Settlement; provided, however, that the amount of the Indenture Trustee Notes Guarantee Allowed Claim, the Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment, and the right of HSBC, on behalf of the ULC1 Noteholders, to receive, subject to the provisions of Section IV.B hereof, a distribution under a Plan up to the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount shall be deemed irrevocably resolved for all purposes in accordance with the provisions of this Preliminary Settlement Outline.

F.	Marker Claims
•

Upon approval of the Settlement by the U.S. Bankruptcy Court and the Canadian Court, it is anticipated that (i) HSBC shall withdraw the HSBC U.S. Marker Claims with prejudice, (ii) HSBC shall withdraw with prejudice (or transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX) the HSBC Canadian Marker Claims, and (iii) the Canadian Debtors shall withdraw any marker claims against the U.S. Debtors that in any way are on account of, relate to, or arise from the transactions giving rise to, the ULC1 Senior Notes.

G.	Release by CORPX
•

The Plan shall provide that, provided that at least two-thirds in amount and more than one-half in number of the holders of ULC1 Senior Notes actually voting on the Plan shall vote to accept the Plan, CORPX, together with its officers, directors, employees, members, partners, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns, each in their capacity as such (collectively, the “CORPX Releasors”), unconditionally and irrevocably shall release HSBC and all holders of ULC1 Senior Notes, together with their respective officers, directors, employees, members, partners, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns, each in their capacity as such (collectively, the “HSBC/ULC1 Releasees”), of and from any and all claims, actions, causes of action, debts, sums of money or damages of any nature whatsoever, from the beginning of time through and including the effective date of the Plan, whether fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which

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the CORPX Releasors, or any of them, had, have, or may have against the HSBC/ULC1 Releasees, or any of them, by reason of any act or omission on the part of the HSBC/ULC1 Releasees, or any of them, occurring on or prior to such effective date and relating to the ULC1 Senior Notes, the U.S. Cases, the Canadian Cases, the Plan, the disclosure statement related to the Plan, or the preparation, solicitation, confirmation, consummation and implementation of the Plan.

V.	Memorialization and Approval of the Settlement
•

The Parties promptly will negotiate in good faith and enter into a definitive agreement (the “Settlement Agreement”) that memorializes the terms, conditions, covenants and agreements comprising the Settlement.

•

Upon execution and delivery of the Settlement Agreement, the U.S. Debtors shall seek the U.S. Bankruptcy Court’s approval of the Settlement by filing appropriate motion papers with the U.S. Bankruptcy Court pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and Section 105 of the United States Bankruptcy Code, and it is anticipated that the Canadian Debtors will seek the Canadian Court’s approval of the Settlement by filing appropriate motion papers with the Canadian Court pursuant to applicable rules and customary practice.

•	The Settlement is subject to entry by the U.S. Bankruptcy Court and the Canadian Court, respectively, of final, non-appealable orders approving the terms of the Settlement.

THE U.S. DEBTORS		THE AD HOC ULC1 NOTEHOLDERS COMMITTEE

By:	/s/ David Seligman
	David Seligman	By:	/s/ Richard F. Casher
	Kirkland & Ellis		David M. Friedman
	200 East Randolph Drive		Richard F. Casher
	Chicago, Illinois 60601		Kasowitz, Benson, Torres
	Telephone: (312) 861-2000		& Friedman LLP
	Their Attorneys		1633 Broadway
New York, New York 10019
Telephone: (212) 506-1700
Its Attorneys